AGREEMENT TO EXTEND DATE



      Pursuant to the provisions of Sections 1, 3 and 4 of the Agreement (the "Agreement") made April 26, 1995 between Potomac Electric Power Company (the "Company") and Edward F. Mitchell ("Mitchell"), the Company and Mitchell do hereby mutually agree to a date subsequent to the January 1, 1997 date set forth in Sections 1, 3 and 4 of the Agreement with January 1, 1997 being changed to the later of:

            (i)  January 1, 1997, or

            (ii) the Effective Time as that term is defined in the Agreement and Plan of Merger by and among the Company, Baltimore Gas and Electric Company and RH Acquisition Corp. dated as of September 22, 1995 (the "Merger Agreement"), provided, however, if the Merger Agreement is terminated without consummation of the transaction contemplated therein, for purposes of this written agreement the Effective Time shall be deemed to be the date of such termination.

      Agreed to this 22nd day of September, 1995.

                                    Potomac Electric Power Company





                                    /s/  JOHN M. DERRICK
                                    By:___________________________
                                           John M. Derrick, Jr.

Attest:




/s/  ELLEN SHERIFF ROGERS
____________________________
    Assistant Secretary
                                    Edward F. Mitchell




                                    /S/ EDWARD F. MITCHELL
                                    ______________________________